POWER OF ATTORNEY
 Know all by these presents, that the undersigned hereby constitutes and appoints each of Scott
Hildebrandt, Jeff Siegal and Peter Maxwell, signing singly, the undersigned's true and lawful attorney-in-
fact to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Planar Systems, Inc. (the "Company"), Forms 3 and 4 in
accordance
with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3 or 4, complete
and
execute any amendment or amendments thereto, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar
authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney
shall be in such form and shall contain such terms and conditions as such attorney-in-
fact may approve in such attorney-in-fact's discretion.
 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's  substitute or substitutes,
shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers
herein granted. The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such
capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the
undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.
 This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3 and 4 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed
as of this 23rd day of January, 2006.
      __/s/   Gerald K. Perkel
Signature

      ___Gerald K. Perkel___________
Printed Name